Registration No. __________

================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            =======================

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            =======================

                             Sharps Compliance Corp.
             (Exact name of Registrant as specified in its charter)

                   Delaware                                      74-2657168
(State or other jurisdiction of incorporation or              (I.R.S. Employer
                 organization)                               Identification No.)

                9350 Kirby Drive, Suite 300, Houston, Texas 77054
                     (Address of principal executive office)

                            =======================

                             Sharps Compliance Corp.
                                 1993 STOCK PLAN
                            (Full title of the Plan)

                            =======================

                               RL&F Service Corp.
                          One Rodney Square, 10th Floor
                           Wilmington, Delaware 19801
                                 (302) 651.7700

                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                             =======================


                         CALCULATION OF REGISTRATION FEE
============================================================================================================
                                                     Proposed Maximum   Proposed Maximum        Amount of
  Title of Securities to be        Amount to be        Offering Price       Aggregate       Registration Fee
       Registered                   Registered          Per Share(2)    Offering Price(2)
============================================================================================================
Common Stock, Par Value $0.01    500,000 shares(1)         $0.84           $420,000.00            $44.94


================================================================================
(1)
         Pursuant to Rule 416 under the Securities Act of 1933 as amended (the "Securities Act"), additional shares of the common stock of the Company issued or which become issuable in order to prevent dilution resulting from any future stock split, stock dividend or similar transaction that are being registered hereunder.

(2)
         Estimated pursuant to Rules 457(c) and 457(h) under the Securities Act solely for the purpose of calculating the registration fee based upon the average of the bid and asked prices of the Registrant's Common Stock on the OTC Electronic Bulletin Board on February 1, 2006.

================================================================================


                                EXPLANATORY NOTE

         This Registration Statement is being filed for purpose of registering additional securities of the same class as other securities for which registration statements on Form S-8 were filed relating to the same employee benefit plan and are effective. Pursuant to General Instruction E of Form S-8, the Company's Registration Statements on Form S-8, filed with the Securities and Exchange Commission on September 25, 2002 (File No. 333-100093), January 21, 2003 (File No. 333-102626), and February 12, 2003 (File No. 333-103158), are
hereby incorporated by reference.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference

         The following documents and reports filed by the Registrant with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

         (a) Annual Report of the Registrant on Form 10-KSB for the year ended June 30, 2005.
         (b) Quarterly Reports of the Registrant on Form 10-QSB for the quarter ended September 30, 2005 and December 31, 2005 and Current Reports of the Registrant on Form 8-K filed with the Commission on August 12, 2005, August 24, 2005, October 3, 2005, October 25, 2005 and January 24, 2006.
         (c) The description of the Registrant's common stock, par value $0.01, set forth on Form 8-K, dated February 27, 1998, including any amendment or report filed for the purpose of updating such description.

         All documents filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of this registration statement and prior to filing of a post-effective amendment to this registration statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this registration statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.

         Not applicable.

Item 6.  Indemnification of Directors and Officers

         Delaware law generally sets forth our power to indemnify our officers, directors, employees and agents. We have authority under Section 145 of the Delaware General Corporation Law to indemnify our directors, officers, employees and agents to the extent provided for in that statute. Our Articles of Incorporation provide as follows:

         The corporation shall indemnify and advance expenses to any and all persons who may serve or who have served at any time as directors or officers, or who at the request of the Board of Directors of the corporation may serve or at any time have served as directors or officers of another corporation in which the corporation at such time owned or may own shares of stock or of which it was or may be a creditor, and their respective heirs, administrators, successors and assigns, against any and all expenses, including amounts paid upon judgments, counsel fees and amounts paid in settlement (before or after suit is commenced), actually and necessarily incurred by such persons in connection with the defense or settlement of any claim, action, suit or proceeding in which they, or any of them, are made parties, or a party, or which may be asserted against them or any of them, by reason of being or having been directors or officers or a director or officer of the corporation, or of such other corporation, except in relation to matters as to which any such director or officer or former director or officer or person shall be adjudged in any action, suit or proceeding to be liable for his own negligence or misconduct in the performance of his duty. Such indemnification shall be in addition to any other rights to which those indemnified may be entitled under any law, by-law, amendment, vote of stockholders or otherwise.

         Except to the extent herein above set forth, there is no charter provision, bylaw, contract, arrangement or statute pursuant to which any of our directors or officers are indemnified in any manner against any liability which he may incur in his capacity as a director or officer. We also maintain a standard director and officer liability policy to fund our obligation as stated herein above.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Item 7.  Exemption from Registration Claims.

        Not applicable.


Item 8.  Exhibits.

         Except as noted below, the following Exhibits are filed herewith and made a part hereof.

Exhibit   Description of Document
================================================================================
4.1      Sharps Compliance Corp. Employee Stock Purchase Plan

5.1*     Opinion of Looper Reed & McGraw, a professional corporation and Consent

23.1*    Consent of Independent Accountants

24.1*    Power of Attorney

99.1*    Certification by Chief Executive Officer

99.2*    Certification by Chief Financial Officer
-----------------------
*Filed herewith.

Item 9.  Undertakings

         (a) The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:

                           (i) To include  any  prospectus  required  by Section
                  10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate  offering  price  set forth in the  "Calculation  of
                  Registration   Fee"  table  in  the   effective   registration
                  statement;

                          (iii) To include any material information with respect
                  to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the Registration Statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) For the purpose of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on January 30, 2006.

                                        Sharps Compliance Corp.

                                        By: /s/  DR. BURTON J. KUNIK
                                           -------------------------------------
                                           Dr. Burton J. Kunik,
                                           Chief Executive Officer and President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated as of the dates indicated.

       Signatures                      Titles                         Date
--------------------------    ----------------------------      ----------------

 /s/  DR. BURTON J. KUNIK     Chairman of the Board, Chief      January 30, 2006
--------------------------    Executive Officer, President,
Dr. Burton J. Kunik           and Director

 /s/ RAMSEY GILLMAN*          Director                          January 30, 2006
--------------------------
Ramsey Gillman*


 /s/ F. GARDNER PARKER.*      Director                          January 30, 2006
--------------------------
F. Gardner Parker*


 /s/ JOHN R. (RANDY) GROW*    Director                          January 30, 2006
--------------------------
John R. (Randy) Grow*

================================================================================
         Dr. Burton J. Kunik, the undersigned attorney-in-fact, by signing his name below, does hereby sign this Registration Statement on behalf of the directors and officers of Sharps Compliance Corp. indicated above by asterisk (constituting a majority of the directors) pursuant to a power of attorney executed by such persons and filed with the Securities and Exchange Commission contemporaneously herewith.

By: /s/ Dr. Burton J. Kunik, as attorney-in-fact

         Pursuant to the requirements of the Securities Act of 1933, the administrators of the Plan have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on January 30, 2006.

                               Sharps Compliance Corp

                               By:              /s/  David P. Tusa
                                  ----------------------------------------------
                                                   David P. Tusa
                                  Senior Vice President, Chief Financial Officer
================================================================================

                                  EXHIBIT INDEX


Exhibit Number    Exhibit
================================================================================
4.1               Sharps Compliance Corp. Employee Stock Purchase Plan

5.1*              Opinion  of  Looper  Reed  &  McGraw,   P.C.,  a  professional
                  corporation and Consent

23.1*             Consent of Independent Accountants

24.1*             Power of Attorney

99.1*             Certification by Chief Executive Officer

99.2*             Certification by Chief Financial Officer
================================================================================
 *Filed herewith.